UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

March 11, 2024

Date of Report (Date of earliest event reported)

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive,
McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock (par value $.01 per share)	COF	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series I	COF PRI	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series J	COF PRJ	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series K	COF PRK	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series L	COF PRL	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series N	COF PRN	New York Stock Exchange
0.800% Senior Notes Due 2024	COF24	New York Stock Exchange
1.650% Senior Notes Due 2029	COF29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, on February 19, 2024, Capital One Financial Corporation, a Delaware Corporation (“Capital One” or “the Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Capital One, Discover Financial Services, a Delaware corporation (“Discover”) and Vega Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which (a) Merger Sub will merge with and into Discover, with Discover as the surviving entity in the merger (the “Merger”); (b) immediately following the Merger, Discover will merge with and into Capital One, with Capital One as the surviving entity in the second-step merger (the “Second Step Merger”); and (c) immediately following the Second Step Merger, Discover Bank, a Delaware-chartered and wholly owned subsidiary of Discover, will merge with and into Capital One, National Association, Capital One’s wholly owned national bank subsidiary (“CONA”), with CONA as the surviving entity in the bank merger (collectively with the Merger and the Second Step Merger, the “Transaction”). The Merger Agreement was unanimously approved by the Boards of Directors of each of Capital One and Discover.

Capital One is filing: (i) as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”), Discover’s audited consolidated financial statements as of December 31, 2023 and 2022, and for each of the fiscal years ended December 31, 2023, 2022 and 2021; (ii) as Exhibit 99.2 to this Report, the unaudited pro forma condensed combined financial statements of Capital One and Discover, consisting of the unaudited pro forma condensed combined consolidated statement of income of Capital One and Discover for the twelve months ended December 31, 2023, giving effect to the Transaction as if it had occurred on January 1, 2023, and the unaudited pro forma condensed combined consolidated balance sheet of Capital One and Discover as of December 31, 2023, giving effect to the Transaction as if it had occurred on December 31, 2023; and (iii) as Exhibit 23.1 to this Report, the consent of Deloitte & Touche LLP, the independent registered public accounting firm of Discover.

All the pro forma financial statements and other pro forma information included in this Report has been prepared on the basis of certain assumptions and estimates and is subject to other uncertainties and does not purport to reflect what Capital One’s actual results of operations or financial condition or this pro forma information would have been had the Transaction been consummated on the dates assumed for purposes of such pro forma financial statements and information or to be indicative of Capital One’s financial condition, results of operations or metrics as of or for any future date or period.

This Report does not modify or update the consolidated financial statements of Capital One included in Capital One’s Annual Report on Form 10-K for the year ended December 31, 2023. This Report supplements and supersedes financial information that Capital One has previously disclosed in connection with the Transaction. The information referenced in item (i) above was previously disclosed by Discover in its Annual Report on Form 10-K for the year ended December 31, 2023.

Forward Looking Statements

Information in this communication, other than statements of historical facts, may constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about the benefits of the Transaction between Capital One Financial Corporation (“Capital One”) and Discover Financial Services (“Discover”), including future financial and operating results (including the anticipated impact of the Transaction on Capital One’s and Discover’s respective earnings and tangible book value), statements related to the expected timing of the completion of the Transaction, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “targets,” “scheduled,” “plans,” “intends,” “goal,” “anticipates,” “expects,” “believes,” “forecasts,” “outlook,” “estimates,” “potential,” or “continue” or negatives of such terms or other comparable terminology.

All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Capital One or Discover to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk that the cost savings and any revenue synergies from the Transaction may not be fully realized or may take longer than anticipated to be realized, (2) disruption to Capital One’s business and to Discover’s business as a result of the announcement and pendency of the Transaction, (3) the risk that the integration of Discover’s business and operations into Capital One, including the integration into Capital One’s compliance management program, will be materially delayed or will be more costly or difficult than expected, or that Capital One is otherwise unable to successfully integrate Discover’s business into its own, including as a result of unexpected factors or events, (4) the failure to obtain the necessary approvals by the stockholders of Capital One or Discover, (5) the ability by each of Capital One and Discover to obtain required governmental approvals of the Transaction on the timeline expected, or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect Capital One after the closing of the Transaction or adversely affect the expected benefits of the Transaction, (6) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the Transaction, (7) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing the Transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (8) the dilution caused by the issuance of additional shares of Capital One’s common stock in the Transaction, (9) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (10) risks related to management and oversight of the expanded business and operations of Capital One following the Transaction due to the increased size and complexity of its business, (11) the possibility of increased scrutiny by, and/or additional regulatory requirements of, governmental authorities as a result of the Transaction or the size, scope and complexity of Capital One’s business operations following the Transaction, (12) the outcome of any legal or regulatory proceedings that may be currently pending or later instituted against Capital One before or after the Transaction, or against Discover, and (13) general competitive, economic, political and market conditions and other factors that may affect future results of Capital One and Discover, including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Additional factors which could affect future results of Capital One and Discover can be found in Capital One’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and Discover’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Capital One and Discover disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws.

Important Information About the Transaction and Where to Find It

Capital One intends to file a registration statement on Form S-4 with the SEC to register the shares of Capital One’s common stock that will be issued to Discover stockholders in connection with the Transaction. The registration statement will include a joint proxy statement of Capital One and Discover that also constitutes a prospectus of Capital One. The definitive joint proxy statement/prospectus will be sent to the stockholders of each of Capital One and Discover in connection with the Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Capital One or Discover through the website maintained by the SEC at http://www.sec.gov or by contacting the investor relations department of Capital One or Discover at:

Capital One Financial Corporation	Discover Financial Services

1680 Capital One Drive	2500 Lake Cook Road

McLean, VA 22102	Riverwoods, IL 60015

Attention: Investor Relations	Attention: Investor Relations

investorrelations@capitalone.com	investorrelations@discover.com

(703) 720-1000	(224) 405-4555

Before making any voting or investment decision, investors and security holders of Capital One and Discover are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the Transaction. Free copies of these documents may be obtained as described above.

Participants in Solicitation

Capital One, Discover and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of each of Capital One and Discover in connection with the Transaction. Information regarding the directors and executive officers of Capital One and Discover and other persons who may be deemed participants in the solicitation of the stockholders of Capital One or of Discover in connection with the Transaction will be included in the joint proxy statement/prospectus related to the Transaction, which will be filed by Capital One with the SEC. Information about the directors and executive officers of Capital One and their ownership of Capital One common stock can also be found in Capital One’s definitive proxy statement in connection with its 2023 annual meeting of stockholders, as filed with the SEC on March 22, 2023, and other documents subsequently filed by Capital One with the SEC. Information about the directors and executive officers of Discover and their ownership of Discover common stock can also be found in Discover’s definitive proxy statement in connection with its 2023 annual meeting of stockholders, as filed with the SEC on March 17, 2023, and other documents subsequently filed by Discover with the SEC. Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and other relevant documents regarding the Transaction filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm (with respect to Discover Financial Services)

99.1	Audited consolidated financial statements of Discover Financial Services as of December 31, 2023 and 2022, and for the fiscal years ended December 31, 2023, 2022 and 2021.

99.2	Unaudited pro forma condensed combined financial statements of Capital One Financial Corporation and Discover Financial Services as of and for the year ended December 31, 2023.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date: March 11, 2024	By:	/s/ TIMOTHY P. GOLDEN
Timothy P. Golden
SVP, Controller and Principal Accounting Officer

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